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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)



Delaware                           333-121661-03       06-1442101
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                  File Number)        Identification No.)



600 Steamboat Road, Greenwich, Connecticut              06830
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On May 13, 2005, a single series of certificates, entitled Soundview Home Loan Trust 2005-DO1, Asset-Backed Certificates, Series 2005-DO1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 15, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty-two classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class II-A4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $615,829,922.24 as of May 15, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreements, dated May 13, 2005 (the "Seller Sale Agreement"), among the Seller, the Depositor and Decision One Mortgage Company, LLC (the "Originator"), as applicable. The Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9, the Class M-10 Certificates and the Class M-11 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. and Countrywide Securities Corporation (the "Underwriters"), pursuant to an Underwriting Agreement, dated May 13, 2005 (the "Underwriting Agreement") between the Depositor and the Underwriters.


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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

============================================================================
    CLASS        INITIAL CERTIFICATE PRINCIPAL      PASS-THROUGH RATE
    -----          BALANCE OR NOTIONAL AMOUNT       -----------------
                   --------------------------
----------------------------------------------------------------------------
 Class I-A1            $ 355,029,000.00                 Variable
----------------------------------------------------------------------------
 Class II-A1            $ 55,615,000.00                 Variable
----------------------------------------------------------------------------
 Class II-A2            $ 27,797,000.00                 Variable
----------------------------------------------------------------------------
 Class II-A3            $ 40,285,000.00                 Variable
----------------------------------------------------------------------------
 Class II-A4            $ 13,139,000.00                 Variable
----------------------------------------------------------------------------
  Class M-1             $ 21,739,000.00                 Variable
----------------------------------------------------------------------------
  Class M-2             $ 18,167,000.00                 Variable
----------------------------------------------------------------------------
  Class M-3             $ 11,393,000.00                 Variable
----------------------------------------------------------------------------
  Class M-4             $ 10,469,000.00                 Variable
----------------------------------------------------------------------------
  Class M-5             $ 9,545,000.00                  Variable
----------------------------------------------------------------------------
  Class M-6             $ 9,237,000.00                  Variable
----------------------------------------------------------------------------
  Class M-7             $ 7,698,000.00                  Variable
----------------------------------------------------------------------------
  Class M-8             $ 5,850,000.00                  Variable
----------------------------------------------------------------------------
  Class M-9             $ 6,158,000.00                  Variable
----------------------------------------------------------------------------
 Class M-10             $ 6,158,000.00                  Variable
----------------------------------------------------------------------------
 Class M-11             $ 6,158,000.00                  Variable
----------------------------------------------------------------------------
      C                 $ 3,078,822.24                  Variable
----------------------------------------------------------------------------
      P                     $100.00                        N/A
----------------------------------------------------------------------------
      R                     100.00%                        N/A
----------------------------------------------------------------------------
     R-X                    100.00%                        N/A
============================================================================

         The Certificates, other than the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 22, 2005 and the Prospectus Supplement, dated May 12, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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Section 9 - Financial Statements and Exhibits

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


            EXHIBIT NO.                            DESCRIPTION
                4.1 Pooling and Servicing Agreement, dated as of May 15, 2005, by and among Financial Asset Securities Corp. as Depositor, Countrywide Home Loans Servicing LP as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-DO1 Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2005

                                         FINANCIAL ASSET SECURITIES CORP.


                                         By: /s/ Frank Skibo
                                         --------------------------------------
                                         Name:    Frank Skibo
                                         Title:   Managing Director


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                                INDEX TO EXHIBITS

                                                              SEQUENTIALLY
     EXHIBIT NO.                DESCRIPTION                   NUMBERED PAGE
     -----------                -----------                   -------------
         4.1           Pooling and Servicing Agreement,             7
                       dated as of May 15, 2005, by and
                       among Financial Asset Securities
                       Corp. as Depositor, Countrywide
                       Home Loans Servicing LP as Servicer
                       and Deutsche Bank National Trust
                       Company as Trustee, relating to the
                       Series 2005-DO1 Certificates.

                                   Exhibit 4.1